FPA Crescent Fund
Institutional Class Shares (FPACX)
Investor Class Shares (FPFRX)

Summary Prospectus  April 30, 2024

Before you invest, you may want to review the Fund's prospectus, which contains more information about the FPA Crescent Fund (the "Fund") and its risks. You can find the Fund's Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://fpa.com/funds/overview/crescent. You may also obtain this information at no cost by calling (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225) or by sending an e-mail request to FPAFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital.

FEES AND EXPENSES OF THE FUND'S INSTITUTIONAL AND INVESTOR CLASSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund's Institutional and Investor Classes. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)		Institutional Class		Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None		None
Exchange Fee		None		None
Annual Operating Expenses of the Fund's Institutional and Investor Class of Shares (expenses that you pay each year as a percentage of the value of your investment in this class)
Management Fees[1]		1.00%		1.00%
Distribution (Rule 12b-1) Fees		None		None
Other Expenses		0.08%		0.28%[2]
Shareholder Service Fee	0.05%		0.25%[2]
All Other Expenses	0.03%		0.03%
Total Expenses		1.08%		1.28%
Expense Reimbursement[3]		(0.03%)		(0.13%)
Total Annual Operating Expenses		1.05%		1.15%

1  The Management fees include both the advisory fee of 0.93% and class-specific administrative service fee of 0.07%. For additional information about the administrative service fee please see the section titled "Management of the Fund."

2  Estimated for the current fiscal year.

3  First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for operating expenses in excess of 0.05% of the average net assets of the Institutional Class shares of the Fund, and in excess of 0.15% of the average net assets of the Investor Class shares of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2025. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Institutional Class and Investor Class shares of the Fund through April 30, 2025. These agreements may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Institutional Class and Investor Class of the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Institutional Class and Investor Class for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The one-year figure is based on total annual Fund operating expenses after expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$107	$340	$593	$1,314
Investor Class	$117	$393	$690	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the Fund's portfolio managers ("portfolio managers") invest in both equity and debt securities of companies. The Fund's portfolio managers believe that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. The portfolio managers invest primarily in equity securities and the balance of the Fund's portfolio in debt securities, cash, and cash equivalents. The Fund has no limit on the amount of assets it may invest in non-U.S. securities. The decision to invest in a non-U.S. security will be based on the portfolio managers' fundamental security analysis. In addition, the Fund may sell securities short, and the portfolio managers may employ a short selling strategy for a portion of the Fund.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. The Fund may invest in a variety of equity securities, including common stocks, preferred stocks, convertible securities, rights, and warrants.

The portfolio managers look for large and small companies that they believe to have excellent future prospects that are undervalued by the securities markets. The portfolio managers believe that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The portfolio managers also search for companies that offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the portfolio managers may look for investments that trade at a substantial discount to the portfolio managers' determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The portfolio managers attempt to determine a company's absolute value using fundamental security analysis, which they believe generally provides them with a thorough view of a company's financial and business characteristics. As a part of their process, the portfolio managers may:

•  Review stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•  Communicate directly with company management, suppliers, and customers.

•  Use their judgment to define the company's future potential, financial strength, and competitive position.

The portfolio managers generally seek to sell an equity investment when they believe that the company's value has been fully reflected in a higher valuation by the market or when a negative fundamental development occurs in the company or its industry that the portfolio managers believe could significantly impact future earnings growth.

A debt security is an interest-bearing security that companies or governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the debt security is due and payable). The Fund may invest in debt securities issued by companies, the U.S. government, and its agencies; mortgage-backed and asset-backed securities (i.e. securities that are backed by pools of loans or mortgages assembled for sale to investors); municipal notes and bonds; and commercial paper and certificates of deposit.

The portfolio managers invest in debt securities seeking to provide the Fund with a reliable and recurring stream of income, while seeking to preserve its capital. The Fund may also invest in debt securities rated below investment grade ("high yield bonds" or "junk bonds"). The Fund has the ability to invest up to 65% of its total assets in debt securities, although it will generally invest a greater percentage of its portfolio in equity securities than debt securities.

The portfolio managers select debt securities by using an approach that is similar to the approach they use to select equity securities and by trying to forecast current interest rate trends. The portfolio managers generally employ a defensive interest rate strategy, which means they seek to keep the average maturity of the debt-securities portion of the Fund to 10 years or less, by investing at different points along the yield curve. The portfolio managers also continually consider yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value at any given time.

The portfolio managers may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

PRINCIPAL RISKS

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed-income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund's shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility, and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Adjustable Rate Mortgage ("ARM") Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps." Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile, and less liquid than investments in the United States. Adverse political, social, and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region, or financial market.

Risks Associated with Investing in Emerging Markets. Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•  Have relatively unstable governments;

•  Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•  Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•  Offer less protection of property rights than more developed countries;

•  Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates; and

•  Not have developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative indices.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Over-the-Counter ("OTC") Investments Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including commercial mortgage-backed securities ("CMBS") and residential mortgage-backed securities ("RMBS") are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit- worthy and/or highly leveraged (indebted) companies. High yield securities are generally subject to greater levels of credit, call and liquidity risks than higher-rated securities of similar maturity. In addition, such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Risks Associated with Investing in Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

PERFORMANCE INFORMATION

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of two broad-based securities market indexes. The past performance information shown below is for Institutional Class shares of the Fund. Although Institutional Class shares would have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, the returns for Investor Class shares will vary from Institutional Class shares because of the higher expenses paid by Investor Class shares. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Standard & Poor's 500 Stock Index ("S&P 500") is a capitalization-weighted index which covers industrial, utility, transportation, and financial service companies, and represents approximately 75% of the New York Stock Exchange ("NYSE") capitalization and 30% of NYSE issuers and is considered a measure of large capitalization stock performance. The MSCI All Country World Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries. The 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Bond Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index. The Consumer Price Index ("CPI") is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The S&P 500, MSCI All Country World and 60%/40% S&P 500/Bloomberg U.S. Aggregate Bond indexes are included as broad-based comparisons to the capitalization characteristics of the Fund's portfolio. The CPI is included as comparison of the Fund's results to inflation.

To obtain updated monthly performance information, please visit the Fund's website at https://fpa.com/funds or call (800) 982-4372.

Calendar-Year Total Return (before taxes) for Institutional Class
For each calendar year at NAV

The Fund's highest/lowest quarterly results during this time period were:

Institutional Class

Highest  18.15%  (Quarter ended 12/31/2020)

Lowest  (20.51)%  (Quarter ended 03/31/2020)

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Institutional Class Shares—Before Taxes	20.27%	11.10%	7.13%
Institutional Class Shares—After Taxes on Distributions[1]	19.20%	9.75%	5.79%
Institutional Class Shares—After Taxes on Distributions and Sale of Fund Shares[1]	12.71%	8.64%	5.43%
Investor Class Shares—Before Taxes[2]	20.15%	10.99%	7.02%
S&P 500 (reflects no deductions for fees, expenses, or taxes)	26.29%	15.69%	12.03%
MSCI All Country World Index (reflects no deductions for fees, expenses, or taxes)	22.20%	11.72%	7.93%
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	17.67%	9.98%	8.09%
Consumer Price Index (reflects no deductions for fees, expenses, or taxes)	3.60%	4.10%	2.79%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

2  Investor Class shares commenced operations on April 30, 2024. The performance figures for Investor Class shares include the performance for the Institutional shares for the periods prior to the inception date of Investor Class shares, adjusted for the difference in Institutional Class shares and Investor Class shares expenses. Investor Class shares impose higher expenses than Institutional Class shares. Since Investor Class shares have higher expenses and are more expensive than Institutional Class shares, the returns for Investor Class shares will be lower than the returns of the Institutional Class shares.

MANAGEMENT

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Managers

Steven Romick, a Managing Partner of the Adviser, has been a portfolio manager of the Fund since its inception on June 2, 1993. Mark Landecker and Brian Selmo, each a Partner of the Adviser, have been portfolio managers of the Fund since June 2, 2013. Messrs. Romick, Landecker and Selmo are primarily responsible for the day-to-day management of the Fund's portfolio.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Investors can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500 for both the Institutional Class and Investor Class Shares, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, and investments in the Fund by ReFlow in connection with the ReFlow liquidity program (described in additional detail below under "Management of the Fund"), at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

TAX INFORMATION

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

INFORMATION REGARDING TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.